SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2003

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURES
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated July 20, 2003

Item 9. Regulation FD Disclosure.

The information included in this section is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information included in the section is also intended to be furnished and not filed pursuant to Regulation FD.

On July 20, 2003, Rural Cellular Corporation announced preliminary financial results for the second quarter of 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2003

RURAL CELLULAR CORPORATION

/s/ Richard P. Ekstrand Richard P. Ekstrand President and Chief Executive Officer